UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

LENSAR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39473	32-0125724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Discovery Drive
Orlando, Florida		32826
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 536-7271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

LENSAR, Inc. (the “Company”) announced today that the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) has been scheduled for December 18, 2025 and is to be held virtually. All holders of record of common stock outstanding as of the close of business on October 24, 2025 will be entitled to vote at the 2025 Annual Meeting. The time and website address for the 2025 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting.

The 2025 Annual Meeting does not relate to the proposed merger transaction with Alcon Research, LLC (the “Merger”) and will only take place in the event that the Merger is not completed prior to the 2025 Annual Meeting. Should the Merger be completed before the 2025 Annual Meeting, the Company will be a wholly owned subsidiary of Alcon Research, LLC and, accordingly, such 2025 Annual Meeting will not occur as set forth in the definitive proxy statement, and any director candidates or stockholder proposals submitted will not be considered by the Company’s stockholders.

As the 2025 Annual Meeting is being held more than 30 days after the anniversary of the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) under Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and by more than 60 days after the 2024 Annual Meeting under the Company’s Amended and Restated Bylaws (the “Bylaws”), the Company is hereby providing notice of the below revised deadlines for qualified stockholder proposals and stockholder nominations.

In order for a stockholder proposal for the 2025 Annual Meeting to be eligible for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Company must receive the proposal and supporting statements at its principal executive office no later than the close of business on October 31, 2025. Stockholder proposals and director nominations brought under the Company’s Bylaws and which would not be included in the proxy materials for the 2025 Annual Meeting, must comply with advance notice provisions set forth in the Company’s Bylaws. For any proposed business or nomination to be considered properly brought before the 2025 Annual Meeting, the Company must receive written notice of such business or nomination at its principal executive offices no later than the close of business on October 31, 2025 (which is the tenth (10th) day following the date of this Current Report on Form 8-K). Any notice of proposed business or nomination must comply with the specific requirements set forth in Rule 14a-8 and the Bylaws, as applicable.

In addition to satisfying the above requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than October 31, 2025 to the address set forth above.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Merger, including the expected closing timing thereof. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions.

The following factors could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally, (vii) there may be liabilities related to the Merger that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (viii) the Merger may result in the diversion of management’s time and attention to issues relating to the Merger; (ix) there may be significant transaction costs in connection with the Merger; (x) legal proceedings may be instituted against the Company following the announcement of the Merger, which may have an unfavorable outcome; and (xi) the Company’s stock price may decline significantly if the Merger is not consummated. In addition, a number of other important factors could cause the Company’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed under the heading “Risk Factors” contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025, as filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in the Company’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at https://ir.lensar.com.

All forward-looking statements are expressly qualified in their entirety by such factors. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENSAR, Inc.

Date:	October 21, 2025	By:	/s/ Nicholas T. Curtis
		Name: Title:	Nicholas T. Curtis Chief Executive Officer